As filed with the Securities and Exchange Commission on April 28, 2006.

                                                Securities Act File No. 33-61254
                                        Investment Company Act File No. 811-7644

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |X|


Pre-Effective Amendment No. ______                                   |_|
Post-Effective Amendment No.  14                                     |X|

                                     and/or

REGISTRATION STATEMENT UNDER THE  INVESTMENT COMPANY ACT OF 1940     |X|
Amendment No. 16                                                     |X|


                       GABELLI CAPITAL SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 BRUCE N. ALPERT
                               GABELLI FUNDS, LLC
                              ONE CORPORATE CENTER
                            RYE, NEW YORK 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

   James E. McKee, Esq.                        Daniel Schloendorn, Esq.
   Gabelli Capital Series Funds, Inc.          Willkie Farr & Gallagher LLP
   One Corporate Center                        787 Seventh Avenue
   Rye, New York 10580-1422                    New York, New York 10019-6099


It is proposed that this filing will become effective:

|_|   immediately upon filing pursuant to paragraph (b); or
|X|   on April 28, 2006 pursuant to paragraph (b); or
|_|   60 days after filing pursuant to paragraph (a)(1); or
|_|   on __________ pursuant to paragraph (a)(1); or
|_|   75 days after filing pursuant to paragraph (a)(2); or
|_|   on __________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS


MAY 1, 2006


GABELLI CAPITAL
ASSET FUND

INVESTMENT OBJECTIVES:
Gabelli Capital Asset Fund (the "Fund") is the sole series of Gabelli Capital Series Funds, Inc. (the "Company"). The Fund's primary goal is to seek growth of capital. The Fund's secondary goal is to produce current income.

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THE  SECURITIES  AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR  DISAPPROVED  THE
SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

G A B E L L I   C A P I T A L   A S S E T   F U N D

INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:
The Fund's primary goal is to seek growth of capital. The Fund's secondary goal is to produce current income.


PRINCIPAL INVESTMENT STRATEGIES:
The Fund invests primarily in equity securities of companies that are selling in the public market at a significant discount to their "private market value." Private market value is the value that the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes informed investors would be willing to pay for a company. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics, and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Fund also may invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Adviser will sell any Fund investments that lose their perceived value when compared to other investment alternatives.

PRINCIPAL RISKS:
The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed within the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down.


WHO MAY WANT TO INVEST:
The Fund is available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") and certain other participating insurance companies (the "Insurance Companies").

                             G A B E L L I   C A P I T A L   A S S E T   F U N D

YOU MAY WANT TO INVEST IN THE FUND IF:


o     you are a long-term investor;
o     you seek both growth of capital and some income;
o you believe that the market will favor value over growth stocks over the long term; and
o you wish to include a value strategy as a portion of your overall investments.


YOU MAY NOT WANT TO INVEST IN THE FUND IF:


o     you are seeking a high level of current income;
o     you are conservative in your investment approach; and
o     you seek to maintain stability of principal more than growth of capital.

PERFORMANCE:
The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                           GABELLI CAPITAL ASSET FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1996        11.00%

1997        42.60%

1998        11.67%

1999        19.81%

2000         5.56%

2001         2.56%

2002       (14.31)%

2003        35.46%

2004        15.54%

2005         2.03%


Performance information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, the Fund's returns would be lower than those shown. During the period shown in the bar chart, the highest return for a quarter was 18.14% (quarter ended June 30, 2003) and the lowest return for a quarter was (16.06)% (quarter ended September 30, 2002).


G A B E L L I   C A P I T A L   A S S E T   F U N D

  AVERAGE ANNUAL
  TOTAL RETURNS
     (FOR THE                   PAST       PAST        PAST
   PERIODS ENDED                 ONE       FIVE        TEN
DECEMBER 31, 2005)              YEAR      YEARS       YEARS
------------------              ----      -----       -----
Gabelli Capital Asset Fund      2.03%      7.01%      12.12%
S&P(R) 500 Composite
   Stock Price Index*           4.91%      0.54%       9.07%

----------
* The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Fee and expense information does not reflect separate account or variable insurance contract fees and charges. If such fees and charges were reflected, fees and expenses would be higher than those shown.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
Management Fees .....................................................    1.00%
Other Expenses ......................................................    0.10%
                                                                         -----
Total Annual Fund Operating Expenses ................................    1.10%
                                                                         =====


EXPENSE EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR        3 YEARS        5 YEARS       10 YEARS
              ------        -------        -------       --------
               $112           $350           $606         $1,340


INVESTMENT AND RISK INFORMATION
The primary investment objective of the Fund is growth of capital, and current income is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of: common stock, preferred stock, and securities that may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the issuer after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also buy warrants, which are rights to purchase securities at a specified time at a specified price.


                             G A B E L L I   C A P I T A L   A S S E T   F U N D

The Fund may also use the following investment techniques:


o DEFENSIVE INVESTMENTS. When adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

o CORPORATE REORGANIZATIONS. Subject to the diversification requirements of its investment restrictions, the Fund may invest up to 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in the securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced. The Adviser will only invest in such securities if it is likely that the amount of capital appreciation will be significantly greater than the added expenses of buying and selling securities on a short-term basis. The 35% limitation does not apply to the securities of companies that may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation, or reorganization.


o FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal. A description of these practices is available in the Fund's Statement of Additional Information ("SAI").

Investing in the Fund involves the following risks:


o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuing company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time when purchased by the Fund.


o FUND AND MANAGEMENT RISK. The Fund invests in stocks believed by the Adviser to be trading at a discount to their private market value (value stocks). The stocks' prices may decline if the market favors other stocks. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline. There is also the risk that the Fund has valued certain of its securities at a higher price than it can sell them for.

o RISK OF FOCUSING ON CORPORATE REORGANIZATIONS. The Fund may invest a portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such meas-

G A B E L L I   C A P I T A L   A S S E T   F U N D
      ures may also limit the amount of securities in any one issuer that the Fund may buy.


o FOREIGN RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      -- These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use, or transfer of portfolio assets, and political or social instability.


      -- Enforcing legal rights in foreign countries may be difficult, costly and slow, and there may be special problems enforcing claims against foreign governments.

      -- Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      --    Foreign  markets  may be less  liquid  and more  volatile  than U.S.
            markets.

      -- Foreign securities often trade in currencies other than the U.S. dollar, and the Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Fund's foreign currency holdings.


      -- Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


      -- There is the risk that some countries may restrict the Fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.


MANAGEMENT OF THE FUND
THE MANAGER. Guardian Investor Services LLC (the "Manager"), located at 7 Hanover Square, New York, New York 10004, supervises the performance of administrative and professional services provided to the Fund by others, including the Adviser and PFPC Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The Manager also pays the fees of the Adviser. The Manager serves as investment adviser to twenty-two funds with aggregate assets of over $4.81 billion as of January 31, 2006.

As compensation for its services and the related expenses borne by the Manager, for the fiscal year ended December 31, 2005, the Fund paid


                             G A B E L L I   C A P I T A L   A S S E T   F U N D
the Manager a fee equal to 1.00% of the value of the Fund's average daily net assets.


The Company, the Manager, GIAC, the Adviser, and the Fund's distributor have entered into a participation agreement regarding the offering of the Fund's shares as an investment option for variable annuity and variable life contracts issued by GIAC. In addition, the Company, the Adviser, and the Fund's distributor have entered into separate participation agreements with other insurance companies relating to the Fund's shares as investment options for other variable annuity and variable life contracts.

THE ADVISER. Pursuant to an Investment Advisory Agreement among the Fund, the Manager, and the Adviser, the Adviser, with principal offices located at One Corporate Center, Rye, New York 10580-1422, manages the Fund's assets in accordance with the Fund's investment objectives and policies. The Adviser makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, and provides investment research. The Adviser also supervises the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2005, the Manager paid the Adviser an annual fee equal to 0.75% of the value of the Fund's average daily net assets.

A discussion regarding the reasons for the Board of Directors' approval of the Fund's management agreements with the Adviser and the Manager is available in the Fund's semi-annual report for the period ending June 30, 2005.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as of its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts managed by him, and his ownership of securities in the Funds he manages.


PURCHASE AND REDEMPTION OF SHARES
You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by the Insurance Companies. The Fund continuously offers its shares to the Insurance Companies' separate accounts at the net asset value per share next deter-

G A B E L L I   C A P I T A L   A S S E T   F U N D
mined  after a proper  purchase  request  has  been  received  by the  Insurance
Companies. The Insurance Companies then offer to owners of the Contracts ("Contractowners") units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners. The Fund redeems shares from the Insurance Companies' separate accounts at the net asset value per share next determined after receipt of a redemption order from the Insurance Companies.


Because the Fund's shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, the Fund is dependent on the rights, ability, and willingness of these participating insurance companies to limit frequent trading in Fund shares.

A summary of the policies followed by GIAC to limit frequent trading, as stated in the March 15, 2006 and May 1, 2006 prospectuses for the variable contracts offered by GIAC, follows. GIAC contractowners will be informed of material updates to these policies by GIAC as necessary. Other insurance company separate accounts that offer Fund shares to their contractowners are required to adopt policies with respect to frequent trading, as decribed in the prospectus for those contracts.

If transfer activity violates GIAC's established parameters, it will apply restrictions that it reasonably believes will prevent any harm to other contractowners, and may apply the restrictions to contracts it believes to be related. The restriction that GIAC currently applies is to limit the number of transfers to not more than once every 30 days. Restrictions that GIAC may impose include limiting the frequency of transfers, imposing fees on transfers in excess of a specified number, limiting or restricting electronic or telephone transaction privileges, or refusing a transaction request believed to have a harmful effect. These restrictions may be changed at any time and without prior notice. GIAC will not grant waivers from or make exceptions to these restrictions. However, the limits and restrictions are subject to GIAC's ability to monitor transfer activity, which may be limited by operational and technological systems, as well as by its ability to predict strategies employed by contractowners to avoid detection. As a result, despite GIAC's efforts to prevent frequent transfers, there can be no assurance that it will be able to detect and/or deter frequent transfers, and consequently, there can be no assurance that excessive trading in Fund shares will not occur. As a result, some contractowners may be able to engage in market timing while other contractowners are harmed by such activity.


The Fund reserves the right to reject a purchase order for any reason with or without prior notice to the insurance company separate account. In particular, the Fund reserves the right to reject a purchase order from any insurance company separate account that in its opinion has not taken effective steps to detect and prevent frequent purchases and sales of Fund shares.

The Fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.


THE ACCOMPANYING PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER, AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.


                             G A B E L L I   C A P I T A L   A S S E T   F U N D

PRICING OF FUND SHARES
The Fund's net asset value per share is calculated on any day the NYSE is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Securities traded primarily on foreign exchanges are valued at the closing price on such exchange immediately prior to the close of the NYSE. The price of Fund shares for purposes of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Directors. Debt securities with remaining maturities of 60 days or less that are not credit impaired are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund).


Because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share
(NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing).

G A B E L L I   C A P I T A L   A S S E T   F U N D

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Fund's Board of Directors. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Fund's Board of Directors will review the Adviser's fair value determinations periodically. The value of the Fund's portfolio securities may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


DIVIDENDS, DISTRIBUTIONS AND TAXES
The Insurance Companies' separate accounts automatically reinvest, at net asset value, any dividends and capital gain distributions paid by the Fund in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gain distributions, if any, on an annual basis. Contractowners who own units in a separate account corresponding to shares in the Fund will be notified when distributions are made.

The Fund will be treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, in order to be relieved of federal income tax on the portion of its net investment income and net realized capital gains that it distributes to separate accounts. To qualify, the Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gains.

Federal tax regulations require that mutual funds that are offered through insurance company separate accounts meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts that are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements.

The prospectuses for the Contracts describe the federal income tax treatment of distributions from such Contracts to Contractowners.


This is only a summary of important federal tax law provisions that can affect the Fund. Other federal, state, or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring, or withdrawing monies held under a Contract to or from the Fund should consult a qualified tax adviser.


                             G A B E L L I   C A P I T A L   A S S E T   F U N D

SPECIAL INFORMATION ABOUT THE FUND
The Fund offers its shares to both variable annuity and variable life insurance policy separate accounts. The Fund does not anticipate that this arrangement will disadvantage any Contractowners. The Fund's Board of Directors monitors events for the existence of any material irreconcilable conflict between or among Contractowners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investments in the Fund. This could possibly force the Fund to sell portfolio securities at unfavorable prices. The Insurance Company will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contractowners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns in the table do not reflect separate account or variable insurance contract fees and charges. If such fees were reflected, total returns would be lower. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request.

Per share amounts for the Fund's shares outstanding throughout each fiscal year ended December 31,

                                                      2005        2004        2003        2002          2001
                                                   ---------   ---------   ---------   ---------      ---------
OPERATING PERFORMANCE:
   Net asset value, beginning of year ..........   $   18.28   $   16.44   $   12.16   $   14.23      $   14.71
                                                   ---------   ---------   ---------   ---------      ---------

   Net investment income .......................        0.05        0.06        0.02        0.03           0.07
   Net realized and unrealized gain/(loss)
      on investments ...........................        0.33        2.50        4.29       (2.07)          0.31
                                                   ---------   ---------   ---------   ---------      ---------

TOTAL FROM INVESTMENT OPERATIONS ...............        0.38        2.56        4.31       (2.04)          0.38
                                                   ---------   ---------   ---------   ---------      ---------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................       (0.05)      (0.06)      (0.02)      (0.03)         (0.08)
   Net realized gain on investments ............       (1.21)      (0.66)      (0.01)      (0.00)(a)      (0.78)
                                                   ---------   ---------   ---------   ---------      ---------

TOTAL DISTRIBUTIONS ............................       (1.26)      (0.72)      (0.03)      (0.03)         (0.86)
                                                   ---------   ---------   ---------   ---------      ---------

NET ASSET VALUE, END OF YEAR ...................   $   17.40   $   18.28   $   16.44   $   12.16      $   14.23
                                                   =========   =========   =========   =========      =========

TOTAL RETURN+ ..................................         2.0%       15.5%       35.5%      (14.3)%          2.6%
                                                   =========   =========   =========   =========      =========

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's) ...........   $ 219,127   $ 240,035   $ 214,480   $ 158,831      $ 193,150
Ratio of net investment income to
   average net assets ..........................        0.26%       0.34%       0.13%       0.20%          0.54%
Ratio of operating expenses to
   average net assets ..........................        1.10%       1.10%       1.11%       1.12%          1.09%
Portfolio turnover rate ........................          25%         27%         39%         19%            29%

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)   Amount represents less than $0.005 per share.


G A B E L L I   C A P I T A L   A S S E T   F U N D

GABELLI CAPITAL ASSET FUND

FOR MORE INFORMATION:
For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
         You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                       Gabelli Capital Series Funds, Inc.

                              One Corporate Center

                               Rye, NY 10580-1422

                      Telephone: 800-GABELLI (800-422-3554)

                                 www.gabelli.com

--------------------------------------------------------------------------------


You can review and/or copy the Fund's Prospectus, annual and semi-annual reports, and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies.

      o     Free from the Fund's website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by calling 202-551-8090.

      o Free from the EDGAR Database on the Commission's website at www.sec.gov.


(Investment Company Act File No. 811-07644)

                             G A B E L L I   C A P I T A L   A S S E T   F U N D

                           GABELLI CAPITAL ASSET FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2006

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc., a Maryland corporation (the "Company"). This SAI is incorporated by reference in its entirety into the Fund's Prospectus. The SAI should be read in conjunction with the Fund's current Prospectus dated May 1, 2006. For a free copy of the Prospectus, please contact the Fund at the address, telephone number, or Internet website printed below.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                             HTTP://WWW.GABELLI.COM

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION............................................................2
INVESTMENT STRATEGIES AND RISKS................................................2
INVESTMENT RESTRICTIONS.......................................................11
PORTFOLIO HOLDINGS INFORMATION................................................12
DIRECTORS AND OFFICERS........................................................14
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................20
INVESTMENT ADVISORY AND OTHER SERVICES........................................20
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................27
PURCHASE AND REDEMPTION OF SHARES.............................................29
DETERMINATION OF NET ASSET VALUE..............................................30
DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................31
DESCRIPTION OF THE FUND'S SHARES..............................................35
FINANCIAL STATEMENTS..........................................................36
APPENDIX A...................................................................A-1

                               GENERAL INFORMATION

The Company, a corporation organized under the laws of the State of Maryland on April 8, 1993, is a diversified, open-end, management investment company that commenced operations on May 1, 1995. The Fund is currently the only series of the Company.

                         INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives of the Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CONVERTIBLE SECURITIES

The Fund may, as an interim alternative to investments in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or, if unrated, judged by Gabelli Funds, LLC (the "Adviser") to be of comparable quality. Securities rated lower than "A" by S&P may have speculative characteristics. The Fund may also invest up to 25% of its assets in convertible debt securities which have a lower rating or are unrated, provided, however, that the Fund may only invest up to 5% of its assets in corporate debt securities with a rating of, or equivalent to, an S&P rating of CCC or lower. Unrated convertible securities which, in the judgment of the Adviser, have equivalent credit worthiness may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See Appendix A - "Bond and Preferred Stock Ratings."

Convertible securities are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer and may also include short-term debt obligations or preferred stock. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may purchase debt securities. The Fund will normally purchase only investment grade debt securities having a rating of, or equivalent to, at least BBB (which rating may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative debt securities (often referred to in the financial press as "junk bonds"). Corporate debt obligations having a BB or B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% of its assets in corporate debt securities having a rating of, or equivalent to, an S&P rating of CCC or lower which the Adviser believes present an opportunity for significant capital appreciation.

Corporate debt securities which are either unrated or have a speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer of a lower rated debt security is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely on ratings and the receipt of income is only an incidental consideration.

As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

OPTIONS

The Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio. The Fund will not purchase options if, as a result, the aggregate cost or proceeds of all outstanding options exceeds 5% of the Fund's assets.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, lesser-known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. These companies may have limited product lines, markets, or financial resources and may lack management depth. In addition, these companies are typically, subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. This risk could have a negative impact on Fund management or performance.

The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission ("SEC") may be treated as liquid if they satisfy liquidity standards established by the Company's Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Company's Board of Directors will monitor their liquidity.

CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions ("Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio, thereby increasing its brokerage and other transaction expenses. The Adviser's portfolio manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuations and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or liquid securities  in an  aggregate  amount  at  least  equal  to  the  amount  of  its outstanding forward commitments. When the Fund engages in when-issued, delayed-delivery, or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

OTHER INVESTMENT COMPANIES

While the Fund does not intend to purchase the shares of other open-end investment companies, it reserves the right to invest up to 10% of its total assets in securities of closed-end investment companies, including small business investment companies (not more than 5% of its total assets may be invested in not more than 3% of the voting securities of any investment company). To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class. Short sales may only be made in securities listed on a national securities exchange. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its net assets would be so invested. The percentage limitation is fundamental and may not be changed without shareholder approval.

BORROWING

The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the Fund's total assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets after giving effect to the borrowing. The Fund may mortgage, pledge, or hypothecate assets to secure such borrowings. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

HEDGING TRANSACTIONS

FUTURES CONTRACTS. The Fund may enter into futures contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and who is, therefore, not subject to registration or regulation as a commodity pool operator under the CFTC. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund's Custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures and Options on Futures" below).

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (I.E., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES.

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its Custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

CURRENCY TRANSACTIONS. The Fund may enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. Forward foreign currency contracts are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

While currency transactions may limit losses to the Fund as a result of exchange rate fluctuation they will also limit any gains that might otherwise have been realized. Currency transactions include the risk that securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar.

The Adviser may choose to use such instruments on behalf of the Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its Custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the staff of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities.

The Fund may use options and futures to hedge the risks of investing in the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. At times, hedging strategies may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

The Fund may also enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or currencies. Such currency transactions may limit losses to the Fund due to changes in exchange rates, but they also limit gains the Fund may have realized otherwise. If the Adviser wrongly predicts the direction of the change in the value of a foreign currency, the losses the Fund suffers on a foreign security denominated in that currency could be magnified.

                             INVESTMENT RESTRICTIONS

The Fund's investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined in the 1940 Act as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

1. Purchase the securities of any one issuer, other than the United States government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.    Make loans of its assets except for the purchase of debt securities;

5.    Borrow money except subject to the restrictions set forth in the SAI;

6. Mortgage, pledge, or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

7. Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

8.    Act as an underwriter of securities of other issuers;

9. Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

10. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing, hedging transaction, short sale, when-issued or forward commitment transaction or similar investment strategy;

12. Participate on a joint, or a joint and several, basis in any securities trading account; or

13.   Invest in companies for the purpose of exercising control.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                         PORTFOLIO HOLDINGS INFORMATION


      Employees of Guardian Investor Services LLC (the "Manager"), the Adviser and their affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund, the Adviser, and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser and the Manager with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund, the Adviser, and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's Website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Adviser's legal department or outside counsel. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the Independent Board of Directors. These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no lag time in some cases and with a lag time of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

      (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

      (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (3) To service providers of the Fund, as is necessary for the performance of their services to the Fund and to the Board of Directors of the Company; the Fund's current service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

      (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

      (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board of Directors at the next quarterly meeting; and

      (6) To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

Under the Fund's policies described in Item 2 above, the following entities receive information about the portfolio holdings including information derived from the portfolio monthly:

            (1) Lipper Inc. receives information derived from the portfolio, with a one (1) day lag, and

            (2) The Investment Company Institute receives information derived from the portfolio, with up to a ten (10) business day lag.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board of Directors will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Company's Board of Directors is responsible for establishing the Company's policies and for overseeing the management of the Company. The Board also elects the Company's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Company is as follows:

                                    TERM OF
                                   OFFICE AND     NUMBER OF FUNDS
     NAME, POSITION(S),            LENGTH OF          IN FUND
         ADDRESS 1,                   TIME       COMPLEX OVERSEEN         PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
          AND AGE                   SERVED 2        BY DIRECTOR           DURING PAST FIVE YEARS             HELD BY DIRECTOR 3
          -------                   --------        -----------           ----------------------             ------------------
INTERESTED DIRECTORS 4:

MARIO J. GABELLI                   Since 1995          23             Chairman of the Board and Chief      Director of Morgan
Director and                                                          Executive Officer of GAMCO           Group Holdings,
Chief Investment Officer                                              Investors, Inc. and Chief            Inc. (holding
Age: 63                                                               Investment Officer - Value           company)
                                                                      Portfolios of Gabelli Funds, LLC
                                                                      and GAMCO Asset Management Inc.;
                                                                      Chairman and Chief Executive
                                                                      Officer of Lynch Interactive
                                                                      Corporation (multimedia and
                                                                      services)

ARTHUR V. FERRARA                  Since 1995           6             Chairman   of  the   Board  and      Director of 5 mutual
Director                                                              Chief Executive  Officer of The      funds within the
Age: 75                                                               Guardian     Life     Insurance      Guardian Fund Complex
                                                                      Company   of    America    from
                                                                      January 1993 to December  1995;
                                                                      President,    Chief   Executive
                                                                      Officer  and   Director   prior
                                                                      thereto

NON-INTERESTED DIRECTORS:

ANTHONY J. COLAVITA                Since 1995          33             Partner in the law firm of                    ---
Director                                                              Anthony J. Colavita, P.C.
Age: 70

ANTHONY R. PUSTORINO               Since 1995          14             Certified Public Accountant;         Director of Lynch
Director                                                              Professor Emeritus, Pace             Corporation (diversified
Age: 80                                                               University                           manufacturing)

WERNER J. ROEDER, MD               Since 1995          23             Medical  Director  of  Lawrence               ---
Director                                                              Hospital     and     practicing
Age: 65                                                               private physician

ANTHONIE C. VAN EKRIS              Since 1995          17             Chairman        of       BALMAC               ---
Director                                                              International,             Inc.
Age: 71                                                               (commodities)

----------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or
(ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Amended and Restated By-Laws and Articles of Amendment and Restatement.

3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

4 "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser, as an officer or director of Gabelli Funds or an affiliated company, and as a controlling shareholder. Mr. Ferrara is considered an interested person because of his affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund's Manager.

          NAME, POSITION(S),            TERM OF OFFICE
              ADDRESS 1,                 AND LENGTH OF          PRINCIPAL OCCUPATION(S)
               AND AGE                   TIME SERVED 2          DURING PAST FIVE YEARS
               -------                   -------------          ----------------------
OFFICERS:

BRUCE N. ALPERT                          Since 2004        Executive Vice President and Chief  Operating
President                                                  Officer of Gabelli Funds,  LLC since 1988 and
Age: 54                                                    an   officer   of  all   of  the   registered
                                                           investment  companies  in the  Gabelli  Funds
                                                           complex;  Director  and  President of Gabelli
                                                           Advisers, Inc.

AGNES MULLADY                            Since 2006        Officer of all of the  registered  investment
Treasurer and Principal Financial                          companies  in  the  Gabelli  Funds   complex;
Officer                                                    Senior Vice  President,  U.S.  Trust Company,
Age: 47                                                    N.A.  and  Treasurer   and  Chief   Financial
                                                           Officer,  Excelsior  Funds from 2004  through
                                                           2005;   Chief   Financial    Officer,    AMIC
                                                           Distribution Partners from 2002 through 2004;
                                                           Controller of Reserve Management Corporation
                                                           and  Reserve  Partners,  Inc. and  Treasurer
                                                           Reserve Funds from 2000 through 2002.

JAMES E. MCKEE                           Since 1995        Vice President, General Counsel and Secretary
Secretary                                                  of GAMCO Investors, Inc. since 1999 and GAMCO
Age:  42                                                   Asset  Management Inc. since 1993;  Secretary
                                                           of all of the registered investment companies
                                                           in the Gabelli Funds complex.

PETER D. GOLDSTEIN                       Since 2004        Director  of  Regulatory   Affairs  at  GAMCO
Chief Compliance Officer                                   Investors,  Inc. since 2004; Chief Compliance
Age: 53                                                    Officer of all of the  registered  investment
                                                           companies in the Gabelli Funds complex.  Vice
                                                           President of Goldman  Sachs Asset  Management
                                                           from 2000 through 2004.

The Company has agreed that The Guardian Insurance & Annuity Company, Inc. ("GIAC") shall have the right to nominate one person for election to the Company's Board of Directors, and Mr. Ferrara was nominated by GIAC pursuant to this agreement.


STANDING BOARD COMMITTEES


The Board of Directors has established three standing committees in connection with its governance of the Fund - Audit, Nominating and Proxy Voting Committees.

The Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Roeder, who are not "interested persons" of the Company, as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 14, 2006. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company's independent registered public accounting firm. During the fiscal year ended December 31, 2005, the Audit Committee met twice.

----------
1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

The Nominating Committee consists of two members: Messrs. Colavita (Chairman) and Roeder, who are not "interested persons" of the Company as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board of Directors in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the year ended December 31, 2005.

The Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita and Roeder, who are not "interested persons" of the Company, as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and met once during the fiscal year ended December 31, 2005. The Company does not have a standing compensation committee.


DIRECTOR OWNERSHIP OF FUND SHARES


Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                                                 AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY                      EQUITY
                                   SECURITIES HELD                    SECURITIES HELD
         NAME OF DIRECTOR           IN THE FUND*                      IN FUND COMPLEX*
         ----------------           ------------                      ----------------
INTERESTED DIRECTORS:

Mario J. Gabelli                          A                                  E

Arthur V. Ferrara                         A                                  E

NON-INTERESTED DIRECTORS:

Anthony J. Colavita**                     A                                  E

Anthony R. Pustorino**                    A                                  E

Werner J. Roeder                          A                                  E

Anthonie C. van Ekris**                   A                                  E

----------
*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2005

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    Over $100,000

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation having a value of $16,517 and $19,272 respectively, as of December 31, 2005. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Corporation having a value of $16,500 and Lynch Interactive Corporation having a value of $52,176 as of December 31, 2005. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

The Company pays each of its Directors who is not a director, officer, or employee of the Manager, or the Adviser, $3,000 per annum plus $500 per meeting attended in person or by telephone, and also reimburses each Director for related travel and other out-of-pocket expenses. The Company also pays each Director serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)



The following table sets forth certain information regarding the compensation of the Company's Directors. No executive officer or person affiliated with the Company received compensation in excess of $60,000 from the Company for the fiscal year ended December 31, 2005.

                                           AGGREGATE COMPENSATION           TOTAL COMPENSATION
                                              FROM REGISTRANT                  FROM THE FUND
NAME OF PERSON AND POSITION                    (FISCAL YEAR)                 AND FUND COMPLEX*
---------------------------                    -------------                 -----------------
INTERESTED DIRECTORS:

Mario J. Gabelli
Chairman of the Board                                 $0                   $0               (24)

Arthur V. Ferrara
Director                                              $0                   $32,011           (9)+

Karl Otto Pohl**
Director                                              $0                   $7,571           (35)+

NON-INTERESTED DIRECTORS:

Anthony J. Colavita
Director                                              $5,014               $212,473         (37)+

Anthony R. Pustorino
Director                                              $6,029               $147,261         (17)+

Werner J. Roeder
Director                                              $6,019               $108,261         (26)+

----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2005. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

** Mr. Karl Otto Pohl resigned from the Board of Directors on November 16, 2005, and now serves as Director Emeritus.

+     Includes The Treasurer's  Fund,  Inc., which was liquidated on October 28,
      2005.

                                           AGGREGATE COMPENSATION           TOTAL COMPENSATION
                                              FROM REGISTRANT                  FROM THE FUND
NAME OF PERSON AND POSITION                    (FISCAL YEAR)                 AND FUND COMPLEX*
---------------------------                    -------------                 -----------------
Anthonie C. van Ekris
Director                                           $5,025                      $105,378   (21)+

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2005. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

+     Includes The Treasurer's  Fund,  Inc., which was liquidated on October 28,
      2005.


CODE OF ETHICS

The Company, its Manager, its Adviser and principal underwriter have adopted codes of ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Company has delegated the voting of its portfolio securities to Gabelli Funds, LLC in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.


A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS"), other third-party services, and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the
Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser or the principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the independent Directors of the Company, which would potentially include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund filed Form N-PX with the Fund's complete proxy voting record for the twelve month period ended June 30, 2005. The Fund's filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at WWW.SEC.GOV.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


The separate accounts of GIAC hold the majority of the Fund's shares and therefore are considered to be control persons of the Fund.

As of April 4, 2006, as a group, the Directors and Officers of the Fund owned less than 1% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGER


Pursuant to a Management Agreement with the Company, the Manager, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, supervises the performance of administrative and professional services provided by others to the Fund including the Adviser and PFPC Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The management services provided to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management or investment advisory services to others.

The Manager bears all expenses in connection with the services it renders under the Management Agreement and the costs and expenses payable to the Adviser pursuant to the Investment Advisory Agreement among the Manager, the Adviser, and the Company.

The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty ("Disabling Conduct"), the Manager will not be liable for any error of judgment or mistake of law or for losses sustained by the Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that the Fund is not waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for the Manager and its directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct.

The Management Agreement is terminable without penalty on sixty days' written notice by the Manager or by the Fund when authorized by the Directors of the Company or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and the rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect from year to year, so long as such continuance of the Management Agreement is approved annually by the Directors of the Company or a vote by a majority of the outstanding shares of the Fund and in either case, by a majority vote of the Directors who are not interested persons of the Fund within the meaning of the 1940 Act ("Disinterested Directors") cast in person at a meeting called specifically for the purpose of voting on the continuance.

During the fiscal years ended December 31, 2005, 2004, and 2003, the Manager received management fees from the Fund totaling $2,291,734, $2,216,407, and $1,729,402, respectively, of which the Manager paid $1,718,781, $1,662,305, and $1,297,052 to the Adviser, respectively, for the same periods.


THE ADVISER


The  Adviser  is a  New  York  limited  liability  company  which  serves  as an investment  adviser  to  15  open-end  investment  companies  and  7  closed-end investment companies with aggregate assets in excess of $13.3 billion as of December 31, 2005. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO") and as Sub-Adviser to management investment companies, acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments, and had assets under management of approximately $12.4 billion as of December 31, 2005; Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to The Westwood Funds with assets under management of approximately $416 million as of December 31, 2005; Gabelli Securities, Inc., a wholly owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $634 million as of December 31, 2005; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $84 million as of December 31, 2005. Each of the foregoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Company and the Manager.

Under the Investment Advisory Agreement, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for the periodic updating of the Company's registration statement, which includes the Fund's Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (v) supervises, but does not pay for, the calculation of the Fund's net asset value per share; (vi) supervises the preparation of, but does not pay for, all filings under state law; and (vii) prepares notices and agendas for meetings of the Company's Board of Directors and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the Sub-Administrator as described below under "Sub-Administrator."

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and the Adviser. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the net asset value, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2005, the Fund reimbursed the Adviser $45,000 in connection with the cost of computing the Fund's net asset value.

The Investment Advisory Agreement provides that absent Disabling Conduct, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Investment Advisory Agreement provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Investment Advisory Agreement also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Investment Advisory Agreement in no way restricts the Adviser from acting as Adviser to others. The Fund has agreed by the terms of the Investment Advisory Agreement that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Investment Advisory Agreement provides that, unless terminated, it will remain in effect from year to year, so long as such continuance of the Investment Advisory Agreement is approved annually by the Directors of the Company or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Agreement. The Investment Advisory Agreement is terminable without penalty by the Company on sixty days' written notice by the Manager, the Adviser or, when authorized by the Directors of the Company, or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Investment Advisory Agreement will automatically terminate in the event of its "assignment" as defined in the 1940 Act.


EXPENSES

In addition to the fees of the Manager, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the independent registered public accounting firm's services, charges of the Custodian, Transfer Agent and Dividend Disbursing Agent and any persons hired by the Fund, SEC fees, compensation including fees of the Company's Disinterested Directors, officers and employees, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowner(s)"), the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Company's officers and employees, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. HOWEVER, OTHER EXPENSES SUCH AS CONTRACTOWNER SERVICING, DISTRIBUTION OF REPORTS TO CONTRACTOWNERS AND PROSPECTUS PRINTING AND POSTAGE WILL BE BORNE BY GIAC AND OTHER PARTICIPATING INSURANCE COMPANIES (THE "INSURANCE COMPANIES").

PORTFOLIO MANAGER INFORMATION


OTHER ACCOUNTS MANAGED

The information below lists other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2005.

                                                                                        # OF ACCOUNTS       TOTAL ASSETS
                                                           TOTAL                         MANAGED WITH      WITH ADVISORY
   NAME OF PORTFOLIO                                   # OF ACCOUNTS      TOTAL       ADVISORY FEE BASED     FEE BASED
       MANAGER           TYPE OF ACCOUNTS                 MANAGED         ASSETS        ON PERFORMANCE     ON PERFORMANCE
       -------           ----------------                 -------         ------        --------------     --------------
Mario J. Gabelli         Registered Investment               23           $12.7B               6           $4.7B
                         Companies:
                         Other Pooled Investment             17           $892.9M              16          $651.2M
                         Vehicles:
                         Other Accounts:                   1,891           $9.9B               5           $1.3B

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

SELECTION OF BROKER/DEALERS. Because of the portfolio manager's position with the Fund's Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund even if using the Distributor is not in the best interest of the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund's portfolio manager:

    -------------------------------------------------------------------------
                                    DOLLAR RANGE OF EQUITY SECURITIES HELD
            NAME                                 IN THE FUND*
            ----                                 ------------
    -------------------------------------------------------------------------
       Mario J. Gabelli                               A
    -------------------------------------------------------------------------

----------
*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2005

A.    None
B.    $1 - $10,000
C.    $10,001 - $50,000
D.    $50,001 - $100,000
E.    $100,001 - $500,000
F.    $500,001 - $1,000,000
G.    over $1,000,000


SUB-ADMINISTRATOR

The   Adviser   has   entered   into   a   Sub-Administration   Agreement   (the
"Sub-Administration Agreement") with PFPC Inc., (the "Sub-Administrator") which is located at 760 Moore Road,

King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Company; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board of Directors meetings including mailing all Board materials and collating the same materials into the Board books, and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%.

COUNSEL

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm for the Fund, has been selected to audit the Fund's annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT


State Street Bank and Trust  Company  ("State  Street"),  225  Franklin  Street,
Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Foreign securities purchased by the Fund will be maintained in the custody of either foreign banks or trust companies that are members of State Street's Global Custody Network, or foreign depositories used by such members. State Street is the Transfer Agent for the Fund's shares as well. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

THE DISTRIBUTOR


The Company has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of GBL having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of Fund shares to separate accounts of the Insurance Companies.


The Distribution Agreement is terminable by the Distributor or the Company at any time without penalty on sixty days' written notice, provided, that termination by the Company must be directed or approved by the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Company's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either case, also by a majority of the Disinterested Directors.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at a price that is at least as favorable taking into account commissions ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor or any other broker-dealer affiliates of the Adviser and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund by brokers, including the Distributor, as a factor in its selection of brokers for the Fund portfolio transactions and has adopted policies for itself and its affiliates to prevent any such consideration.

Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it is deemed equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining prices that are at least as favorable taking into account commissions and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain prices that are at least as favorable taking into account commissions and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


Neither  the  Fund  nor  the  Adviser  has  any  agreement  or  legally  binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, allocated brokerage commissions of $6,054 on portfolio transactions in the principal amount of $2,381,964 during 2005.


The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor, a broker-dealer member of NASD, Inc. and an affiliate of the Adviser, or any other broker-dealer affiliated with the Adviser, when it appears that, as an introducing broker or otherwise, the affiliated broker-dealer can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions.

As required by Rule 17e-1 under the 1940 Act, the Company's Board of Directors has adopted procedures which provide that commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those Gabelli & Company charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Company's procedures contain requirements that the Board, including its Disinterested Directors, review such commissions and transactions at least quarterly. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.


The following table sets forth certain information regarding the brokerage commissions paid, the brokerage commissions paid to Gabelli affiliates, the percentage of commissions paid to affiliates and the percentage of the aggregate dollar amount of transactions involving commissions paid to affiliates for the fiscal years ended December 31, 2003, 2004, and 2005.

                                                                 FISCAL YEAR ENDED     COMMISSIONS
                                                                    DECEMBER 31,           PAID
                                                                    ------------           ----
Total Brokerage Commissions paid                                        2003             $325,969
                                                                        2004             $286,417
                                                                        2005             $185,892

                                                                 FISCAL YEAR ENDED     COMMISSIONS
                                                                    DECEMBER 31,           PAID
                                                                    ------------           ----
Brokerage Commissions Paid to                                           2003             $208,502
Gabelli & Company                                                       2004             $203,464
                                                                        2005             $165,494

Percentage of Commissions Paid to Gabelli & Company                     2005                 89.0%

Aggregate Dollar Amount of Transactions Involving Commissions           2005                 90.4%
Paid to Gabelli & Company (%)


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are continuously offered to the Insurance Companies' separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Insurance Companies. The Insurance Companies then offer to Contractowners units in separate accounts which directly correspond to shares in the Fund. The Insurance Companies submit purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions, and surrender or partial withdrawal requests which are furnished to the Insurance Companies by such Contractowners.

THE PROSPECTUSES FOR THE INSURANCE COMPANIES' VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICIES DESCRIBE THE ALLOCATION, TRANSFER, AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available bid price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following is a summary of certain U.S. federal income tax considerations related to the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders and Contractowners are urged to consult their own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The summary is based on the current laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by the Insurance Companies' separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Contractowners who own units in a separate account which correspond to shares in the Fund will be notified when distributions are made.

The Code and the Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must qualify as a regulated investment company and meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts that are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectuses for the Insurance Companies' variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.


To comply with these regulations, the Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days after the last day of such calendar quarter, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. Obligations of the U.S. Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each separate account will "look-through" its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies' investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year, (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) all ordinary income and net capital gains for prior years that were not previously distributed and upon which no tax was imposed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary income. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year. Furthermore, if the Fund should fail to qualify as a regulated investment company, the Fund would be considered as a single investment, which may result in contracts invested in the Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside such contracts would be taxed currently to the holder, and the contracts would remain subject to taxation as ordinary income thereafter, even if the Fund became adequately diversified.

Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than one year, regardless of the length of time the Shareholder has held its shares of the Fund. Gains or losses on the sale of securities held by the Fund for one year or less will generally be short-term capital gains or losses.

The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), short sales against the box, and warrants will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to marked-to-market certain types of positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract, warrant, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


FOREIGN TAXES

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.


Alternatively, the Fund may make a marked-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such a case, the Fund would report any such gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


OTHER TAXES


Dividends, distributions, and redemption proceeds may also be subject to additional state, local and, foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taypayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders and Contractowners are urged to consult their tax advisers regarding the federal, state, local, and foreign tax consequences of an investment in the Fund.


                        DESCRIPTION OF THE FUND'S SHARES

The Company has authorized capital stock consisting of one billion shares having a par value of one-tenth of one cent ($.001) per share. Of these authorized shares, five hundred million are designated as shares of the Fund. The Company's Board of Directors has the authority to create additional series of funds without obtaining stockholder approval. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued, will be fully paid and nonassessable. Semi-annual and annual reports which include a list of the Fund's portfolio securities and its financial statements which shall be audited annually will be sent to all Contractowners.

Through its separate accounts, GIAC is the Fund's majority stockholder of record; so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a stockholders meeting occurs, GIAC solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Directors.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended December 31, 2005, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                                                      APPENDIX A

                        BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE BOND RATINGS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately based, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF S&P'S CORPORATE DEBT RATINGS

      AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB: Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

      BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C1: The rating C1 is reserved for income bonds on which no interest is being paid.

      D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r: The "r" symbol is attached to derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks created by the terms of the obligation.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

      aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

      aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

      a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

      baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

      ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

      b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

      caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S PREFERRED STOCK RATINGS

      AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

      AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

      A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

      BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

      BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

      C: A preferred stock rated C is a non-paying issue.

      D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

      Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       GABELLI CAPITAL SERIES FUNDS, INC.

                                     PART C

                                OTHER INFORMATION

Item 22.

Exhibits:

(a) Articles of Amendment and Restatement, dated April 21, 1995, are incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via EDGAR on April 28, 1995 (Accession No. 0000899140-95-000063) ("Pre-Effective Amendment No. 2").

(b) Amended and Restated By-Laws, dated April 21, 1995, are incorporated by reference to Pre-Effective Amendment No. 2.

(c)      Not Applicable.

(d) Management Agreement between the Registrant and Guardian Investor Services Corporation, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

         Investment Advisory Agreement between the Registrant and Gabelli Funds, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

         Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Gabelli Funds, LLC, dated February 17, 1999, is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2000 (Accession No. 0000935069-00-000194).

(e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

(f)      Not Applicable.

(g) Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank & Trust Company ("State Street"), dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000384) ("Post-Effective Amendment No. 9").

(h)      Transfer Agency and Service  Agreement between the Registrant and State
         Street,   dated  May  1,  1995,   is   incorporated   by  reference  to
         Pre-Effective Amendment No. 2.

         Participation Agreement among the Registrant, Gabelli Funds, Inc., Gabelli & Company, Inc., The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, dated May 1, 1995, is incorporated by reference to Pre-Effective Amendment No. 2.

         Participation Agreement among the Registrant, Gabelli & Company, Inc. and Allmerica Financial Life Insurance and Annuity Company, dated December 10, 2001, is incorporated by reference to Post-Effective Amendment No. 9.

         Participation Agreement among the Registrant, Gabelli & Company, Inc. and First Allmerica Financial Life Insurance Company, dated December 10, 2001, is incorporated by reference to Post-Effective Amendment No. 9.


(i) Consent of Willkie Farr & Gallagher LLP, Fund Counsel, is filed herewith.

(j) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.


         Powers of Attorney, dated February 26, 1997, for Mario J. Gabelli, Anthony J. Colavita, Arthur V. Ferrara, Karl Otto Pohl, Anthony R. Pustorino, Werner J. Roeder and Anthonie C. van Ekris are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1997 (Accession No. 0000927405-97-000147).

         Certified Resolution of Board authorizing signature on behalf of Registrant pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC via EDGAR on April 30, 1998 (Accession No. 0000927405-98-000142).

(k)      Not Applicable.

(l) Purchase Agreement, dated April 26, 1995, between the Registrant and The Guardian Insurance & Annuity Company, Inc., is incorporated by reference to Pre-Effective Amendment No. 2.

(m)      Not Applicable.

(n)      Not Applicable.

(o)      Not Applicable.

(p) Revised Codes of Ethics for the Registrant, Guardian Investor Services LLC, Gabelli Funds, LLC, GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli Advisers, Inc. and Gabelli Fixed Income LLC are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on March 2, 2005 (Accession No. 0000935069-05-000448).

Item 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 24. INDEMNIFICATION

         The  response  to  this  Item  24  is   incorporated  by  reference  to
         Pre-Effective Amendment No. 2.

Item 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Guardian Investor Services Corporation is the manager of the Registrant (the "Manager"). The information required by this Item 25 of directors, officers or partners of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Manager or such directors, officers or partners during the past two fiscal years, is incorporated by reference to Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-9654).

         Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

         The information required by this Item 25 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 26. PRINCIPAL UNDERWRITERS

(a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The Westwood Funds.

(b) The information required by this Item 26 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)      Not Applicable.

Item 27  LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

     1.  Gabelli Funds, LLC
         One Corporate Center
         Rye, New York 10580-1422

     2.  PFPC Inc.
         99 High Street
         Boston, Massachusetts 02110

     3.  PFPC Inc.
         760 Moore Road
         King of Prussia, Pennsylvania 19406

     4.  State Street Bank and Trust Company
         One Heritage Drive
         North Quincy, Massachusetts 02171

     5.  Boston Financial Data Services, Inc.
         Two Heritage Drive
         North Quincy, Massachusetts 02171

Item 28. MANAGEMENT SERVICES

         Not Applicable.

Item 29. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI CAPITAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 28th day of April, 2006.

                                           GABELLI CAPITAL SERIES FUNDS, INC.

                                           By:  /s/ Bruce N. Alpert
                                                ------------------------------
                                                Bruce N. Alpert
                                                President

--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 14 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURES                                     TITLE                                       DATE
    ----------                                     -----                                       ----
Mario J. Gabelli*                          Chairman of the Board                          April 28, 2006
----------------                       and Chief Investment Officer
Mario J. Gabelli

/s/ Bruce N. Alpert                              President                                April 28, 2006
-------------------                    (Principal Executive Officer)
Bruce N. Alpert

/s/ Agnes Mullady                                Treasurer                                April 28, 2006
-----------------              (Principal Financial and Accounting Officer)
Agnes Mullady

Anthony J. Colavita*                             Director                                 April 28, 2006
-------------------
Anthony J. Colavita

Arthur V. Ferrara*                               Director                                 April 28, 2006
-----------------
Arthur V. Ferrara

Karl Otto Pohl*                                  Director                                 April 28, 2006
--------------
Karl Otto Pohl

Anthony R. Pustorino*                            Director                                 April 28, 2006
--------------------
Anthony R. Pustorino

Werner J. Roeder*                                Director                                 April 28, 2006
----------------
Werner J. Roeder

Anthonie C. Van Ekris*                           Director                                 April 28, 2006
---------------------
Anthonie C. van Ekris


*By: /s/ Bruce N. Alpert
    --------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------


22(i)               Consent of Willkie Farr & Gallagher LLP, Fund counsel.

22(j)               Consent of Ernst & Young LLP, Independent  Registered Public
                    Accounting Firm.